Lexington
Natural Resources Trust

Investment Adviser
--------------------------------------------------------------------------------
PILGRIM INVESTMENTS, INC.
40 North Central Avenue
Suite 1200
Phoenix, Arizona 85004-4408

Sub-Adviser
--------------------------------------------------------------------------------
MARKET SYSTEMS RESEARCH ADVISORS, INC.
Wall Street Tower
20 Exchange Place
52nd Floor
New York, New York 10004

Distributor
--------------------------------------------------------------------------------
PILGRIM SECURITIES, INC.
40 North Central Avenue
Phoenix, Arizona 85004-4408

Transfer Agent
--------------------------------------------------------------------------------
Lexington Funds
c/o DST Systems, Inc.
P.O. Box 219368
Kansas City, Missouri 64121-6368

www.lexingtonfunds.com





This report has been prepared for the information of the contractholders of Lexington Natural Resources Trust and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

LEX269-SAR6/00

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                LEXINGTON
                                 NATURAL
                                RESOURCES
                                  TRUST
-------------------------------------------------------------------------------
                           Investment Objective:
                         Long-term Growth of Capital
-------------------------------------------------------------------------------
                            Semi-Annual Report
                              June 30, 2000
                               (unaudited)
                           Pilgrim Mutual Funds
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Chairman's Message
-------------------------------------------------------------------------------

Dear Contractholders:

  Welcome to the Pilgrim Mutual Funds family. We are pleased to present the Semi-Annual Report for Lexington Natural Resources Trust.

  On July 26, 2000, ReliaStar Financial Corp. ("ReliaStar") acquired Lexington Management Corporation and all of its subsidiaries. In conjunction with the acquisition, Pilgrim Investments, Inc., a subsidiary of ReliaStar, was appointed to the role of Investment Adviser to the Trust. As a shareholder in the Pilgrim family of funds, you now have access to more funds with varying investment objectives. As a Lexington Trust contractholder as of July 26th, you can now exchange into any Pilgrim Fund A shares without paying a sales load.

  Our fund family has 41 varying types of mutual funds which provide more core investment choices for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experienceSM.

  If you have any questions regarding your account, or any other Pilgrim Fund you can access, please call us at 800-992-0180 or visit our website at www.pilgrimfunds.com.

Sincerely,

/s/ Robert W. Stallings

Robert W. Stallings
Chairman and Chief Executive Officer
Pilgrim Group, Inc.
August, 2000

Dear Contractholders:
-------------------------------------------------------------------------------
   Lexington Natural Resources Trust gained 1.08% in the quarter which compares to the average natural resources fund monitored by Lipper Analytical Services, Inc. ("Lipper") which gained 3.89%. For the first six months of the year, the Fund is up 4.72% versus 13.34% for the Lipper Average.

   The first six months was an excellent period for natural resources funds, if the funds were heavily committed to the international oil, natural gas, oil service and refinery sectors. These were the top performing sectors in the natural resource category reflecting a $30 a barrel oil price and over $3.00 per million cubic foot for natural gas. Understandably, at these price levels earnings growth has accelerated for these companies and when combined with cost cutting and the consolidation/merger activities occurring in the marketplace, stock prices have moved higher. As we discussed in our last shareholder letter, we were going to increase our exposure to the oil and natural gas sectors, because of our positive outlook on pricing and supply. In retrospect, we should have been even more aggressive in moving up our exposure.

   Diversification into other natural resource sectors, such as paper and forest products, commodity metals, precious metals, environmental stocks and basic chemicals did noting but detract from the energy sector's performance. In fact, for many of these sectors, returns have been negative reflecting the weakness in commodity pricing around the world.

Outlook

  Unfortunately, we underperformed the natural resource benchmark in the first six months of the year 2000, for the reasons addressed above.

  We are optimistic about performance in the second half of the year, and have diversified further into the energy sector by trimming some of our larger non-energy holdings and adding more to the mid and smaller capitalization energy related stocks. These mid-size and smaller stocks are most highly leveraged to the increase in the price of oil and natural gas. By increasing our exposure in this area it brings us closer to the "energy oriented" natural resources funds. We are firm believers that oil prices will stay above $25 and natural gas will remain in tight supply for the foreseeable future. (A cold winter would be a real plus for our natural gas holdings.)

  While continuing to increase our exposure in the energy area, we are keeping our high quality natural resource value names in the paper and forest products and commodity areas that are selling at a deep discount to intrinsic value, have strong balance sheets, good earnings and excellent management. We do not believe that the factors that have worked against these categories, i.e. no pricing power, over supply of commodity raw materials and no inflation, will continue. As the second half of the year 2000 unfolds, we expect inflation to pick up and potentially enhance pricing power for the commodity-related companies.

  As you are aware, Lexington Global Asset Managers, Inc., the parent company of Lexington Management Corporation and Market Systems Research Advisors, Inc., was acquired by ReliaStar Financial Corp. (NYSE:RLR) the parent company of Pilgrim Investments, Inc., an investment management and mutual fund company with $17 billion of assets under management.

  On May 1, ReliaStar announced that it agreed to be acquired by ING Groep N.V. (ING Group") in a transaction that, subject to certain approvals, is expected to close in the third quarter of this year. ING Group is a global financial institution that is active in the field of insurance, banking, and asset management in more than 60 countries.

  We wish to thank you for your continued support.

Sincerely,

/s/ Robert M. DeMichelle                           /s/ Frank A. Peluso


Robert M. DeMichele                                Frank A. Peluso
Portfolio Manager                                  Portfolio Manager
August, 2000                                       August, 2000

--------
* 1.68%, 7.27%, and 4.47% are the one, five, and ten year average annual standard total returns, respectively, for the period ended June 30, 2000. Prior to September 1991, the Trust operated under a different name and investment objective. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results. There is no guarantee that the Trust can achieve its objective.

Lexington Natural Resources Trust
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 2000 (unaudited)

 Number of                                                              Value
  Shares                           Security                           (Note 1)
--------------------------------------------------------------------------------
           COMMON STOCKS: 98.9%
           Basic Materials: 3.5%
  26,000   Martin Marietta Materials, Inc. .......................   $ 1,051,375
                                                                     -----------
           Capital Equipment: 11.0%
   8,000   Cooper Cameron Corporation.............................       528,000
  40,000   Hanover Compressor Company.............................     1,520,000
  10,700   Millipore Corporation..................................       806,513
  20,000   Varco International....................................       465,000
                                                                     -----------
                                                                       3,319,513
                                                                     -----------
           Chemicals: 1.8%
  18,000   Dow Chemical Company...................................       543,375
                                                                     -----------
           Energy Sources: 77.5%
  20,000   Anadarko Petrol Corporation............................       986,250
  15,000   Apache Corporation.....................................       882,187
  11,000   Atwood Oceanics, Inc. .................................       488,125
  33,000   Avatar Holdings, Inc. .................................       761,063
  15,000   Baker Hughes, Inc. ....................................       480,000
  10,000   Barrett Resources Corporation..........................       304,375
  10,000   BJ Services Company....................................       625,000
  15,000   BP Amoco plc...........................................       848,437
  20,000   Burlington Resources, Inc. ............................       765,000
  13,000   Diamond Offshore Drilling, Inc. .......................       456,625
  13,000   Enron Corporation......................................       838,500
  20,000   Enron Oil and Gas Company..............................       670,000
  20,000   ENSCO International, Inc. .............................       716,250
  10,100   Exxon Mobil Corporation................................       792,850
  32,000   Global Marine, Inc. ...................................       902,000
  20,000   Halliburton Company....................................       943,750
  18,000   Nabors Industries, Inc. ...............................       748,125
  16,300   Newfield Exploration Company...........................       637,737
  16,500   Noble Affiliates, Inc. ................................       614,625
  20,000   Pogo Producing Company.................................       442,500
  20,000   Pride International, Inc. .............................       495,000
  12,000   Royal Dutch Petroleum Company--NY Shares/1/ ...........       738,750
  15,000   Schlumberger, Ltd. ....................................     1,119,375
   8,200   Smith International, Inc. .............................       597,063
  24,000   The AES Corporation/1/ ................................     1,095,000
  30,000   Tom Brown, Inc. .......................................       692,812
  20,000   Tosco Corporation......................................       566,250
  15,000   Total Fina S.A. (ADR)..................................     1,152,188
  12,000   Transocean Sedco Forex, Inc./1/ .......................       641,250
  20,000   Triton Energy, Ltd. Class A............................       786,250
  10,000   Valero Energy Corporation..............................       317,500
  10,000   Vastar Resources, Inc. ................................       821,250
  20,000   Vintage Petroleum, Inc. ...............................       451,250
                                                                     -----------
                                                                      23,377,337
                                                                     -----------

 Number of                                                             Value
  Shares                          Security                           (Note 1)
-------------------------------------------------------------------------------
           COMMON STOCKS (continued):
           Ferous Metals: 5.1%
  23,400   Alcoa, Inc. ..........................................   $   678,600
  13,500   Rio Tinto plc.........................................       880,875
                                                                    -----------
                                                                      1,559,475
                                                                    -----------
           TOTAL INVESTMENTS: 98.9%
           (cost $26,759,161+)(Note 1)...........................    29,851,075
           Other assets in excess of Liabilities: 1.1%...........       318,469
                                                                    -----------
           TOTAL NET ASSETS: 100.0%
           (equivalent to $13.10 per share on 2,302,878 shares
            outstanding).........................................   $30,169,544
                                                                    ===========

--------
/1/Non-income producing security.
ADR - American Depository Receipt.
+ Aggregate cost for Federal income tax purposes is identical.

   The Notes to Financial Statements are an integral part of this statement.

Lexington Natural Resources Trust
Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets
Investments, at value (cost $26,759,161) (Note 1)................  $29,851,075
Cash.............................................................      282,379
Receivable for fund shares sold..................................      236,727
Dividends and interest receivable................................       31,569
                                                                   -----------
   Total Assets..................................................   30,401,750
                                                                   -----------
Liabilities
Due to Lexington Management Corporation (Note 2).................       24,944
Payable for fund shares redeemed.................................      130,903
Accrued expenses.................................................       76,359
                                                                   -----------
   Total Liabilities.............................................      232,206
                                                                   -----------
Net Assets (equivalent to $13.10 per share on 2,302,878 shares outstanding) (Note 3)...........................................  $30,169,544
                                                                   ===========
Net Assets consist of:
Additional paid-in-capital.......................................  $28,579,110
Undistributed net investment income..............................       89,470
Accumulated net realized loss on investments and foreign currency
 transactions....................................................   (1,590,950)
Unrealized appreciation of investments and foreign currency
 translations of other assets and liabilities....................    3,091,914
                                                                   -----------
   Total Net Assets..............................................  $30,169,544
                                                                   ===========

Lexington Natural Resources Trust
Statement of Operations
Six months ended June 30, 2000 (unaudited)

Investment Income
 Dividends.............................................  $  218,379
 Interest..............................................      11,384
                                                         ----------
                                                            229,763
 Less: foreign tax expense.............................       6,082
                                                         ----------
 Total investment income...............................              $  223,681
Expenses
 Investment advisory fee (Note 2)......................     149,157
 Directors' fees and expenses..........................      48,102
 Accounting expenses (Note 2)..........................      13,313
 Audit fees............................................       7,352
 Professional fees.....................................       7,051
 Printing and mailing expenses.........................       5,799
 Computer processing fees..............................       5,008
 Transfer agent........................................       4,320
 Custodian expenses....................................       2,074
 Registration fees.....................................         737
 Other expenses........................................       4,821
                                                         ----------
 Total expenses........................................                 247,734
                                                                     ----------
 Net investment loss...................................                 (24,053)
Realized and Unrealized Gain (Loss) on Investments
(Note 4)
Net realized loss on investments.......................    (402,991)
Net change in unrealized appreciation on investments...   1,774,829
                                                         ----------
Net realized and unrealized gain.......................               1,371,838
                                                                     ----------
Increase in Net Assets resulting from Operations.......              $1,347,785
                                                                     ==========

  The Notes to Financial Statements are an integral part of these statements.

Lexington Natural Resources Trust
Statement of Changes in Net Assets

                                               Six months ended
                                                June 30, 2000      Year ended
                                                 (unaudited)    December 31, 1999
                                               ---------------- -----------------
Operations:
Net investment income (loss).................    $    (24,053)    $    113,591
Net realized gain (loss) from investments and
 foreign currency transactions...............        (402,991)       1,242,484
Net change in unrealized appreciation of
 investments and foreign currency
 translation.................................       1,774,829        2,883,412
                                                 ------------     ------------
  Net increase in net assets resulting from
   operations................................       1,347,785        4,239,487
                                                 ------------     ------------


Distributions to Shareholders: (Note 1)
Distributions to shareholders from net
 investment income...........................         --              (201,233)
                                                 ------------     ------------
Capital Share Transactions: (Note 3)
Proceeds from sale of shares.................       7,891,949       11,201,809
Reinvested dividends and distributions.......         --               201,233
Cost of shares repurchased...................     (10,807,327)     (19,122,133)
                                                 ------------     ------------
 Net decrease from capital share
  transactions...............................      (2,915,378)      (7,719,091)
                                                 ------------     ------------
Net decrease in net assets...................      (1,567,593)      (3,680,837)

Net Assets:
Beginning of period..........................      31,737,137       35,417,974
                                                 ------------     ------------
End of period (including undistributed net
 investment income of $89,470 and $113,523 in
 2000 and 1999, respectively)................    $ 30,169,544     $ 31,737,137
                                                 ============     ============


  The Notes to Financial Statements are an integral part of these statements.
-------------------------------------------------------------------------------
Lexington Natural Resources Trust
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999

1. Significant Accounting Policies
Lexington Natural Resources Trust (the "Trust") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek long-term growth of capital through investment primarily in common stock of companies which own, or develop natural resources and other basic commodities, or supply goods and services to such companies. With the exception of shares held in connection with initial capital of the Trust, shares of the Trust are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

Lexington Natural Resources Trust
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999 (continued)

1. Significant Accounting Policies (continued)
   Investments Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by management in good faith under the direction of the Trust's Board of Trustees. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

   Federal Income Taxes It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

   Distributions Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Trust may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Trust's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

   Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.Investment Advisory Fee and Other Transactions with Affiliate
The Trust paid an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Trust's average daily net assets. LMC had entered into a sub-advisory management contract with Market Systems Research Advisors, Inc. ("MSR"), a registered investment advisor, under which MSR will provide the Trust with certain investment management and administrative services. Pursuant to the terms of the sub-advisory contract between LMC and MSR, LMC pays MSR a monthly sub-advisory fee of 0.50% of the Trust's average daily net assets. For 2000, the advisor has voluntarily agreed to reimburse the Trust if total annual expenses (including management fees, but excluding interest, taxes, brokerage commission and extraordinary expenses) exceed 2.50% of the Trust's average net assets. No reimbursement was required for the six months ended June 30, 2000.

The Trust also reimbursed LMC for certain expenses, including accounting costs of $13,313, which were incurred by the Trust, but paid by LMC.

Lexington Natural Resources Trust
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999 (continued)


3.Capital Stock
Transactions in capital stock were as follows:

                                Six months ended
                                  June 30, 2000             Year ended
                                   (unaudited)           December 31, 1999
                              ----------------------  ------------------------
                               Shares      Amount       Shares       Amount
                              --------  ------------  ----------  ------------
Shares sold.................   620,110  $  7,891,949     902,368  $ 11,201,809
Shares issued on
 reinvestment of dividends..     --          --           15,895       201,233
                              --------  ------------  ----------  ------------
                               620,110     7,891,949     918,263    11,403,042
Shares redeemed.............  (853,343)  (10,807,327) (1,593,749)  (19,122,133)
                              --------  ------------  ----------  ------------
Net decrease................  (233,233) $ (2,915,378)   (675,486) $ (7,719,091)
                              ========  ============  ==========  ============

4.Purchases and Sales of Investment Securities
The cost of purchases and proceeds from sales of investments for the six months ended June 30, 2000, excluding short-term securities, were $15,039,119 and $16,012,740, respectively.

At June 30, 2000, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $4,163,249 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $1,071,335.

5. Investment and Concentration Risks
The Trust makes significant investments in foreign securities and has a policy of investing in the securities of companies that own or develop natural resources and other basic commodities, or supply goods and services to such companies. There are certain risks involved in investing in foreign securities or concentrating in specific industries such as natural resources that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political and economic developments, as well as the possible imposition of foreign exchange or other foreign governmental restrictions or laws, all of which could affect the market and/or credit risk of the investments.

6. Subsequent Events
Effective on July 26, 2000, Lexington Global Asset Managers Inc. was acquired by ReliaStar Financial Corp. ("ReliaStar"). In conjunction with the acquisition and following approval by the Trust's Board of Trustees and contractholders, Pilgrim Investments, Inc., an indirect, wholly owned subsidiary of ReliaStar, was appointed to the role of investment adviser to the Trust effective July 26, 2000. Pilgrim Securities, Inc., also an indirect, wholly owned subsidiary of ReliaStar, was appointed distributor to the Trust on that date as well.

On May 1, 2000, ReliaStar Financial Corp. (NYSE:RLR), the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, and Pilgrim Securities, Inc., Distributor to the Funds, entered into an agreement under which it will be acquired by ING Groep N.V. (NYSE:ING). ING Groep N.V. is a global financial institution active in the field of insurance, banking, and asset management in more than 60 countries, with almost 90,000 employees. Completion of the acquisition is contingent upon, among other things, approval by the Directors/Trustees of the Pilgrim Funds and certain shareholder and regulatory approvals. The closing of the acquisition is expected to occur during the third quarter of 2000.

Lexington Natural Resources Trust
Financial Highlights

Selected per share data for a share outstanding throughout the period:

                                                Year ended December 31,
                                            -----------------------------------
                           Six months ended
                            June 30, 2000
                             (unaudited)     1999      1998     1997     1996
                           ---------------- -------  --------  -------  -------
Net asset value,
 beginning of period.....       $12.51       $11.03    $14.91   $14.29   $11.30
                               -------      -------  --------  -------  -------
Income from investment
 operations:
 Net investment income
  (loss).................        (0.01)        0.06      0.08     0.06     0.05
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currencies.....         0.60         1.50     (2.98)    1.00     2.99
                               -------      -------  --------  -------  -------
Total income (loss) from
 investment operations...         0.59         1.56     (2.90)    1.06     3.04
                               -------      -------  --------  -------  -------
Less distributions:
 Dividends from net
  investment income......         --          (0.08)    (0.08)   --       (0.05)
 Distributions from net
  realized gains.........         --          --        (0.90)   (0.44)   --
                               -------      -------  --------  -------  -------
Total distributions......         --          (0.08)    (0.98)   (0.44)   (0.05)
                               -------      -------  --------  -------  -------
Net asset value, end of
 period..................       $13.10       $12.51    $11.03   $14.91   $14.29
                               =======      =======  ========  =======  =======


Total return.............        9.71%*      14.09%  (19.62)%    7.15%   26.89%


Ratio to average net
 assets:
 Expenses................        1.66%*       1.33%     1.29%    1.25%    1.42%
 Net investment income
  (loss).................      (0.16)%*       0.34%     0.42%    0.39%    0.40%
Portfolio turnover rate..      101.71%*      41.94%    74.36%  114.16%  102.76%
Net assets, end of period
 (000's omitted).........      $30,170      $31,737   $35,418  $65,263  $37,934

--------
* Annualized.